Other commitments and contingencies, concentrations and factors that may affect future operations	12 Months Ended
Mar. 31, 2015
Other commitments and contingencies, concentrations and factors that may affect future operations:
Other commitments and contingencies, concentrations and factors that may affect future operations

22. Other commitments and contingencies, concentrations and factors that may affect future operations:

Commitments -

Commitments outstanding at March 31, 2015 for the purchase of property, plant and equipment and other assets approximated ¥3,356 million.

Contingencies -

NIDEC has guaranteed approximately ¥237 million of lease contracts for customers in connection with the purchase for NIDEC’s products at March 31, 2015. No material claims have been made against guarantees, and based on our past experience and current expectations, NIDEC does not anticipate any material claims.

NIDEC is contingently liable under bid bonds, advance payment bonds, performance bonds, warranty bonds and payment bonds, totaling ¥7,697 million as of March 31, 2015, primarily for guarantees of our performance on projects currently in execution or under warranty. No material claims have been made against guarantees, and based on our past experience and current expectations, NIDEC does not anticipate any material claims.

Product warranty —

NIDEC guarantees the performance of products delivered and services rendered for a certain period or term. Estimates for warranty cost are made based on historical warranty claim experience. The changes in product warranty liability for the years ended March 31, 2014 and 2015 are summarized as follows:

	Yen in millions
	March 31
	2014	2015
Balance at beginning of year	¥2,201	¥3,036
Addition	2,021	1,641
Utilization	(1,080)	(947)
Foreign exchange impact	(106)	252

Balance at end of year	¥3,036	¥3,982